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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 1999.


                             SCHOOL SPECIALTY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



   Delaware                       000-24385                    39-0971239
   --------                       ---------                    ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



           1000 North Bluemound Drive
              Appleton, Wisconsin                              54914
           ---------------------------                         -----
      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:   (920) 734-2756



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Item 2.       Acquisition or Disposition of Assets

         As previously reported, on February 9, 1999, School Specialty, Inc. (the "Company") acquired all of the limited liability company interests in Sportime, LLC, a subsidiary of Genesis Direct, Inc. ("Sportime").

         This Amendment to Report on Form 8-K is filed to include the financial statements listed in Item 7 relating to this acquisition.

Item 7.       Financial Statements and Exhibits.

         (a) Financial Statements. The following historical financial statements of Sportime and its predecessor, Select Service & Supply Co., Inc., are filed as an Exhibit to this Amendment to Report on Form 8-K, and such Exhibit is incorporated herein by reference: financial statements as of and for the year ended December 31, 1997 (audited), and as of March 28, 1998 (unaudited) and December 26, 1998 (unaudited), the three months ended March 31, 1997 (unaudited) and March 28, 1998 (unaudited) and the nine months ended December 31, 1997 (unaudited) and December 26, 1998 (unaudited). (Exhibit 99.1)

         (b) Pro Forma Financial Information. The following unaudited pro forma combined financial statements of the Company are filed as an Exhibit to this Amendment to Report on Form 8-K, and such Exhibit is incorporated herein by reference: pro forma combined balance sheet as of January 23, 1999, pro forma combined statements of income for the year ended April 25, 1998 and pro forma combined statements of income for the nine months ended January 23, 1999. (Exhibit 99.2)

         (c)  The following exhibits are filed with this report:

             Exhibit
             -------
             No.         Description
             --          ------------
               23.1      Consent of Ernst & Young LLP.

               99.1      Financial statements of Sportime.

               99.2      Pro forma combined financial statements of the Company.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   April 26, 1999

                                             SCHOOL SPECIALTY, INC.


                                             By:  /s/ Donald J. Noskowiak
                                                  ---------------------------
                                                  Donald J. Noskowiak
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX


    Exhibit No.      Description
    -----------      -----------

       23.1          Consent of Ernst & Young LLP.

       99.1          Financial statements of Sportime.

       99.2          Pro forma combined financial statements of the Company.







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